                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

        Date of Report (Date of Earliest Event Reported): March 26, 2003
                                                          ---------------


                                PRO SQUARED, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Texas                            33493                   76-0686021
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)


 1770  St.  James  Place,  Suite  115,  Houston,  Texas                77056
----------------------------------------------------------            ----------
(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number including area code:  713-622-1100
                                                           --------------



        -----------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On March 26, 2003, Global Boulevard International, Inc. ("GBBV ") entered into an Agreement and Plan of Reorganization, (the "Reorganization Agreement") which sets forth the terms and conditions of a proposed business combination of GBBV and Pro Squared, Inc., a Texas corporation, ("Pro2"). Pursuant to the
Reorganization Agreement, Pro2's shareholders exchanged 99.5% of the outstanding shares of Pro2, 58,754,266 shares for 49,720,500 newly issued, shares of GBBV . Pro2 will, as a result of such transaction, become a majority owned subsidiary of GBBV.

     Pro provides project management consulting and strategic business consulting services with a focus on consulting activities which include, but are not limited to, project management consulting and business strategy, project management systems and network architecture, computer software design, and value and segmentation analysis. When Pro offers its project management services, Pro teaches and/or provides the techniques used for cost control, project timeline development, resource utilization and risk analysis all with a focus towards improving a client company's overall efficiency and operating or financial results. Examples of Pro's consulting work include the development of project management services for various companies, the review of a client's current project management strategy and its consistency with the business strategy of that firm, the project management of a client's supply chain process, and a project management assessment of a client's computer network, system architecture and operations management capabilities. Pro also provides technology consulting services meaning that Pro reviews a client company's computer systems, internal networks and file servers and their capabilities to support a proposed project desired by the client company. Pro also prepares computer network specifications and provides on-site technical assistance with computer networks so as to enable their client companies to conduct a desired project via the Internet. Pro has provided design and architecture services for the computing environment, the communications network and the software applications for the project management systems of its clients.

     While there exist several traditional management consulting firms that offer services related to general operating matters, Pro believes that it can and has distinguished itself by focusing on specific project management services which are more narrowly defined and specialized. By focusing its attention on project management and related consulting activities Pro allows its project managers and senior level professionals to interface directly with senior client personnel.

     The project management consulting services that Pro undertakes are usually performed on a time-and-materials basis. The size of the professional team Pro assigns to a particular project varies depending on the size of the project, the clients' project management maturity level, the level of automation desired and the stage of implementation. Pro's staff is billed out at various rates ranging from entry level at $100.00 to more than $250.00 per hour, depending upon the level of expertise required of each individual assigned to a particular project, and the overall project complexity.


History of Global Boulevard International, Inc.

Global Boulevard International, Inc., originally an Internet e-Commerce company, hereinafter referred to as "GBBV" was organized by the filing of Articles of Incorporation with the Secretary of State of the State of Nevada on April 16, 1998 (Date of Inception) under the name Registered Agents of Southern Nevada, Inc. GBBV amended its Articles on March 25, 2000 changing its name to Global Boulevard International, Inc. The Amended Articles of GBBV authorized the issuance of one hundred million (100,000,000) shares of Common stock at par value of $0.001 per share and no shares of Preferred stock.

GBBV has no revenue history and does not anticipate any revenues in the near future. GBBV faces all of the risks inherent in any new business. These risks include, but are not limited to, competition, changing laws and regulations, the need for additional capital, and the possible inability to adapt to various economic changes inherent in a market economy. The likelihood of success of GBBV must be considered in light of these problems and expenses that are frequently incurred in the operation of a new business venture.

Business Summary of GBBV

Principal Products, Services and Principal Markets

GBBV was incorporated with an original principal business strategy to establish a network of Transaction Centers throughout tax-neutral domiciles planned to host and facilitate the implementation of international e-commerce activities on behalf of client companies. The Company wanted to bring these facilities together, in one location, utilizing the essential technological solutions available for conducting international business through the Internet e-commerce platform. Based on adverse market conditions and the failure of many Internet "dot.com" companies, GBBV has reconsidered its original business plan and, as such, has entered into the Reorganization Agreement.

The following table sets forth certain information regarding the members of GBBV's current board of directors and its executive officer:


Name                       Age       Position
--------------------      ----       -----------

James W. McCabe, Jr.       55       President, CEO
                                    Chief Financial Officer,
                                    Director, and Corporate
                                    Secretary

     In 1997, Mr. McCabe served as President of Cronus Corporation, an oil and gas exploration Company and in 1998 Mr. McCabe resigned. Since 1999 Mr. McCabe served as manager and part owner of an oil exploration venture in Nowata, Oklahoma with Vector Horizontal Resources, LC, an oilfield specialty services company. Mr. McCabe graduated in 1963 from the Bolles School, Jacksonville, Florida and, in 1967 graduated, with a Bachelors Degree from Trinity University, San Antonio, Texas.


     Pursuant to the terms of the Reorganization Agreement, James MacCabe shall resign, as the sole member of GBBV's Board of Directors of the Company and as President of GBBV. Simultaneously, the following individuals shall be appointed as set forth below:

Name:                                   Title:

  Craig  Crawford                      President, Chief Executive Officer and
                                       Director

  William  H.  Moebius                 Chairman and Director

  John  Winchester                     Senior Vice President and Director

  Emmett  R. McCoppin, Sr.             Vice President, Chief Technology Officer

  Sean  Hanson                         Director, Treasurer and Secretary


     Craig Crawford, has served as Pro2's President, Chief Executive Officer and Director since inception. Mr. Crawford brings over twenty five years of experience in the management of operations in the process and /construction industries, marketing and finance. From July 1997 to May 2001, Mr. Crawford served as the president of Genisys Information
Systems, Inc. a software consulting company and from 1995 to 1997 Mr. Crawford served as Vice President, Western Region, for IST, Inc. a $65 million specialty welding company and mechanical contracting company. Prior to 1995 Mr. Crawford was a Vice President, Western Region, for Serv-Tech, Inc. and has served in Senior Management positions from operations to finance at Rice University, Brown and Root, Inc. and Goodwin Dannenbaum Littman and Wingfield, Inc. From 1971 to 1973 Mr. Crawford attended the Colorado school of Mines, studying Chemical Engineering and in 1975 graduated from North Carolina State University with a BBA, Business Management.

     William H. Moebius, has served as Pro2's Chairman since inception and brings over 40 years of experience in the construction and management of process facilities worldwide. From 1997 through 2001, Mr. Moebius served as a consultant for Genisys Information Systems, Inc. located in Texas. Formerly the Vice President of construction for Coastal Corporation, from 1991 through 1997, Mr. Moebius was responsible for millions of dollars of successful projects at coastal facilities internationally. Mr. Moebius also served in Senior Management positions, including President, in a number of well respected engineering and construction companies headquartered in New York, New Jersey and Houston. Mr. Moebius received his Bachelor of Science degree in Engineering from Yale University School of Engineering.

     John Winchester, has served as Pro2's Senior Vice President and Director since its inception and has over thirty-two years of experience in corporate systems data processing, including accounting, inventory and manufacturing control in a wide range of industries. From February 2001 until June 2001 Mr. Winchester served as a senior project manager for a consulting firm located in Maryland. From 1999 through February 2001, Mr. Winchester was an independent consultant and from April 1996 through October 1999 he served as the Vice President of Software Development for Genisys Information Systems Inc. Mr. Winchester has trained approximately 3,000 individuals in creating and implementing project management systems including Boeing; Lockheed Martin; GE Aircraft engines; Microsoft and various United States government agencies.

     Emmett R. McCoppin, Sr., has served as Pro2's Chief Technology Officer and Director since its inception and has over sixteen years of experience developing software for special applications within the scope of project management and budget tracking systems for government compliance programs. From 1997 through 2001, Mr. McCoppin served as a senior consultant/programmer for Genisys Information Systems, Inc. From January 1997 through April 1997 Mr. McCoppin served as a senior consultant for PMIS, a management consulting and software company located in California. From 1974 through 1997 Mr. McCoppin served as a project manager and network engineer for Dupont, Inc. located in Texas. Mr. McCoppin was trained at Lamar University and Dupont/Conoco to manage server systems and LAN/WAN networks. Mr. McCoppin is a Microsoft Certified Professional, Novell Certified Administrator, Broadband and Ethernet Certified Systems Engineer, PC LAN Certified, and Microsoft SQL Server Certified.

     Sean Hanson, has served as Pro2's Director, Treasurer and Secretary since its inception and has over twenty years of experience in a broad variety of responsible positions planning and construction process facilities for the petrochemical industry. From February 2001 through July 2001 Mr. Hanson served as the senior project manager for a consulting firm, located in Maryland, from 1997 through 2001 Mr. Hanson served as the Director of Project Management for Genisys Information Systems, Inc., located in Texas, and from 1996 through 1997 Mr. Hanson served as the Senior Planning Manager for Basis Petroleum, Inc., located in Houston. He has functioned as Project Manger, Senior Planner, Senior Consultant on a variety of large projects ranging from refineries in Aruba, to the re-design of the Internal Revenue Service's computer system. In 1984 Mr. Hanson graduated from Sawyer Business College.



Reorganization

     As of March 26, 2003 Pro2 had 59,044,266 shares of common stock issued and outstanding. At the Closing 58,754,266 shares of Pro2 common stock were exchanged for 49,720,500 shares of GBBV Common Stock, an exchange of 1 share of GBBV Common Stock for every 1.1816909 shares of Pro2 Common Stock currently owned. Pursuant to the terms of the Reorganization Agreement, the shares of GGBV Common Stock issued herein shall subsequently be reverse split at a 1:2.5 basis so that the aggregate number of shares issued to the GBBV Shareholders of 49,720,500 shall be reduced to 19,888,200 shares of GBBV Common Stock, subject to shareholder approval.

     Pursuant to the Reorganization Agreement, GBBV is also required, subject to shareholder approval where required, to:

     -Approve an amendment to GBBV's Articles of Incorporation to change the corporate name to THE PROJECT GROUP, INC., or such other name as may be mutually agreed between GBBV and PRO. GBBV shall also comply with NASD requirements to allow the ticker symbol, "GBBV", to be changed to reflect the new corporate name.

     -Approve and authorize the designation of a class of Preferred Stock consisting of 5,000,000 shares and designate a Class A preferred stock in accordance with the terms of the Reorganization Agreement.

     -Approve and authorize the designation of an Employee/Consultant 2003 Stock Option Plan and the registration of such plan on a Form S-8 registration statement.

RISKS RELATED TO PRO SQUARED:

Pro2's Business Will Be Negatively Affected If Pro2 Is Not Able To Anticipate And Keep Pace With Changes In Technology Or If Growth In The Use Of Technology In Business Is Not As Rapid As Pro Anticipates.

Pro2's success will depend, in part, on its ability to develop and implement management and technology solutions for its current and prospective clients that anticipate and keep pace with rapid and continuing changes in technology and client services. Pro may not be successful in anticipating or responding to these technological developments on a timely basis, if at all. Pro's business is and will be dependent, in part, upon the continued use of technology in the business arena by its current and prospective clients and their customers and suppliers. If the growth in the use of technology does not continue, demand for Pro2's software and/or Internet consulting services may decrease.

The Consulting, Information Technology And Outsourcing Markets Are Highly Competitive, And Pro2 May Not Be Able To Compete Effectively.

 The consulting, information technology and outsourcing markets in which Pro2 Operates is highly competitive and includes a large number of participants. Pro2's competitors include: large accounting, consulting and other
professional service firms;   information  technology  service  providers;
service groups of computer equipment companies and other companies including, but not limited to:

*  APS  Consulting,  LLC,
*  ABT  Corporation,  with  its  ABT  Workbench  product,
*  IMS  Information  Management  Services,  Inc.,  with  its  Product  Exchange,
*  Artemis  Corporation,  with  its  product  Artemis  Views.
*  Elabor,  Inc.,
*  OnProject.com  ,
*  Pacific  Edge  Software,  and  others.

Pro2 also may compete with clients themselves when a client may choose to use its own resources, rather than engage an outside firm for the types of management and consulting services Pro2 provides. Pro2's competitors may be better able to compete for skilled professionals by offering them large compensation incentives. In addition, one or more of Pro2's competitors may develop and implement methodologies which result in superior productivity and price reductions without adversely affecting the competitors' profit margins. Any of these circumstances may impose additional pricing pressure on us, which would have an adverse effect on Pro2's revenues and profit margin.

 Because Of The Concentration Of Ownership Of Pro2 Common Stock By The Pro2 Board Of Directors, They Will Have The Ability To Significantly Influence The Company's Affairs, Which Could Result In Actions Taken Of Which Other Stockholders Do Not Approve.

The Pro2 Board of Directors owns approximately 55% of GBBV's outstanding common stock. Accordingly, the Board of Directors has the ability to control or significantly influence all of GBBV's policies by reason of such stock ownership and voting rights. This concentration of ownership may also have the effect of delaying or preventing a change in control of GBBV and could adversely affect the market value of its common stock.

Pro2  Depends On  The  Continued  Services  Of  its  Executive  Officers

Pro2's future success depends upon the continued service of its executive officers, particularly, Craig Crawford, Pro2's chief executive officer. Pro does not have written employment agreements with them for their services. Pro2's business would be seriously harmed if it lost the services of one or more of its executive officers or if one or more of them decide to join a competitor or otherwise compete directly or indirectly with Pro2.

RISK  FACTORS  RELATED  TO  GBBV

Limited  Operating  History

GBBV was first incorporated in the State of Nevada on April 16, 1998. Accordingly, GBBV has a limited operating history upon which an evaluation of GBBV, its current business and its prospects can be based, each of which must be considered in light of the risks, expenses and problems frequently encountered by all companies in the early stages of development.

Anticipated  Losses  for  the  Foreseeable  Future

GBBV has not achieved profitability to date, and GBBV anticipates that it will continue to incur net losses for the foreseeable future. The extent of these losses will depend, in part, on the amount of general and administrative expenses GBBV will incur to remain a reporting company with the U.S. Securities and Exchange Commission. Since GBBV's inception on April 16, 1999 through December 31, 2001, GBBV had an accumulated deficit of $(157,150) dollars. GBBV will need to generate increased revenues or successfully acquire an operating or profitable company to achieve profitability. To the extent that increases in its operating expenses precede or are not subsequently followed by commensurate increases in revenues, or that GBBV is unable to adjust operating expense levels accordingly, GBBV's business, results of operations and financial condition would be materially and adversely affected.

Going  Concern

The notes to GBBV's financial statements, a copy of which can be viewed on-line at www.sec.gov, indicates that there are a number of factors that raise substantial doubt about GBBV ability to continue as a going concern. GBBV continuance of operations, if any, is contingent on raising additional working capital and/or acquiring a profitable company. If GBBV is not able to continue as a going concern, it is likely investors will lose their investments.

Risks  Associated  with  Acquisitions

If GBBV is successful in its acquisition of Pro2, the process of integrating an acquired business, technology, service or product(s) into GBBV may result in unforeseen operating difficulties and expenditures. Future acquisitions could result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect GBBV's business, results of operations and financial condition. Any future acquisitions of other businesses, technologies, services or product(s) might require GBBV to obtain additional equity or debt financing, which might not be available on terms favorable to GBBV, or at all, and such financing, if available, might be dilutive.

GBBV  May  Need  Additional  Financing.

Future events, including the problems, delays, expenses and difficulties frequently encountered by companies may lead to cost increases that could make GBBV's funds insufficient to fund GBBV's proposed operations. GBBV may seek additional capital, including an offering of its equity securities, an offering of debt securities or obtaining financing through a bank or other entity. GBBV has not established a limit as to the amount of debt it may incur nor has it adopted a ratio of its equity to a debt allowance. If GBBV needs to obtain additional financing, there is no assurance that financing will be available from any source, or that it will be available on terms acceptable to GBBV, or that any future offering of securities will be successful. GBBV could suffer adverse consequences if it is unable to obtain additional capital when needed.

Additional Shares Entering The Market, If One Should Develop, Pursuant To Rule 144 Without Additional Capital Contribution.

The outstanding restricted shares of GBBV will become eligible for sale in the public market pursuant to Rule 144 without additional capital contribution to GBBV. The addition of such shares to the shares already available to the public market, may reduce the then current market price of GBBV's shares without any increase to GBBV's capital which may result in a dilution in the value of the outstanding shares.

GBBV May, In The Future, Issue Additional Shares Of GBBV Common Stock Or, When Available, Preferred Stock Which Would Reduce Investors Percent Of Ownership And May Dilute GBBV Share Value.

GBBV certificate of incorporation authorizes the issuance of 100,000,000 shares of common stock, par value $.001 per share. The future issuance of all or part of GBBV remaining authorized common stock may result in substantial dilution in the percentage of GBBV common stock held by GBBV then existing shareholders. GBBV may value any common or preferred stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by GBBV investors, and may lower the price of GBBV common stock.

Purchasers Of GBBV Common Stock Could Experience Substantial Dilution Of Their Investment Upon Conversion Of Such Securities.

Upon consummation of the proposed exchange transaction, GBBV will have Preferred stock convertible into approximately 59% of the outstanding shares of GBBV Common Stock, will have warrants outstanding to purchase 1,000,000 shares exercisable at $.25 and $.50 per share and may have options outstanding to purchase shares of GBBV Common Stock. Purchasers of common stock could, therefore, experience substantial dilution of their investment upon conversion of the preferred stock, warrants or options.

The  Application  Of  The  "Penny  Stock  Regulation" Could Adversely Affect The
Market  Price  Of  GBBV's  Common  Stock.

GBBV's common stock is a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. GBBV's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell GBBV's securities and may have the effect of reducing the level of trading activity of GBBV's common stock in the secondary market. The foregoing required penny stock restrictions will not apply to GBBV's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of GBBV's common stock will reach or maintain such a level.

GBBV Has Never Paid Dividends And Does Not Anticipate Paying Dividends For The Foreseeable Future.

GBBV has never paid dividends on its common stock. GBBV's ability to pay dividends on its shares is limited to its ability to earn sufficient income. Payment of dividends is subject to the discretion of GBBV's Board of Directors.
The Board of Directors has not formulated a policy regarding payment of dividends. No dividends are expected to be paid for the foreseeable future.


Facilities

GBBV's headquarters will be relocated to the current offices of Pro2 located at 1770 St. James Place, Houston, Texas 77056. Pro2's current facilities, which consists of approximately 1,500 square feet, will continue to be leased to Pro2 on a month to month basis for a monthly rental fee of $1,500.

Involvement  in  Certain  Legal  Proceedings

      Pro2 is not aware of any material legal proceedings that have occurred within the past five years concerning any of its directors, director nominees, or control persons which involved a criminal conviction, a pending criminal proceeding, a pending or concluded administrative or civil proceeding limiting one's participation in the securities or banking industries, or a finding of securities or commodities law violations.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND Exhibits.


(a)      Financial  Statements  of  Business  Acquired.


         The financial information required by this Item will be filed by an amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 7(a)(4) of this Form.

(b)      Pro Forma Financial Information.


         The financial information required by this Item will be filed by an amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 7(a)(4) of this Form.

(c)      Exhibits.

     (c): Exhibits:

2.1 Agreement and Plan of Reorganization dated March 26, 2003, among Global Boulevard International, Inc., Pro Squared, Inc. and certain stockholders of Pro Squared, Inc.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PRO SQUARED, INC.



Date: March 27, 2003                    By:  /s/ Craig Crawford
                                             -----------------------------------
                                             Craig Crawford, President